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                        SUPPLEMENT DATED OCTOBER 1, 1998
                             TO THE PROSPECTUSES OF
                      TEMPLETON GLOBAL INFRASTRUCTURE FUND
                        TEMPLETON GROWTH AND INCOME FUND
                              dated August 1, 1998

The prospectus is amended as follows:

I. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

  3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

II. The second sentence in the section "Services to Help You Manage Your Account
- Automatic Investment Plan" is replaced with the following:

  Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares.

III. The second paragraph under "Services to Help You Manage Your Account - Systematic Withdrawal Plan" is replaced with the following:

  If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

IV. The following new section is added after the section "Services to Help You Manage Your Account - Systematic Withdrawal Plan":

  ELECTRONIC FUND TRANSFERS

  You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

V.The following paragraphs are added to the end of the section "What Are the Risks of Investing in the Fund?":

     EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

     The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

               Please keep this supplement for future reference.